Exhibit 99.3

AXIS Capital Holdings Limited

Investment Portfolio
Supplemental Information and Data

March 31, 2009

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,
•	actual claims exceeding our loss reserves,
•	general economic, capital and credit market conditions,
•	the failure of any of the loss limitation methods we employ,
•	the effects of emerging claims and coverage issues,
•	the failure of our cedants to adequately evaluate risks,
•	the loss of one or more key executives,
•	a decline in our ratings with rating agencies,
•	loss of business provided to us by our major brokers,
•	changes in accounting policies or practices,
•	changes in governmental regulations,
•	increased competition,
•	changes in the political environment of certain countries in which we operate or underwrite business, and
•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

(As of March 31, 2009)

Total Cash and Investments: $10.4 Billion

Total Portfolio Allocation	Total Portfolio Ratings Allocation

Note: Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds

(As of March 31, 2009)

Total Non Agency CMBS: $741 Million (7% of total portfolio)

Rating by Vintage ($ in millions)	Rating by Vintage (%)

Fair Value ($ in millions)
Vintage	AAA	AA	A	Total
2008	$12	$ -	$ -	$12
2007	132	-	-	132
2006	149	1	5	154
2005	194	-	1	195
Other	243	4	1	248
Total	$730	$5	$6	$741
Net Unrealized Loss ($ in millions)
Net Unrealized Loss	$(179)	$(6)	$(2)	$(187)

Key Characteristics

•	98.5% AAA, 97.1% super senior tranches
•	176 securities
•	Weighted average life of 4.06 years
•	Duration of 3.36
•	Book yield is 5.36%
•	Average price of 82% of par

(As of March 31, 2009)

Collateral Property Type ($ in millions)				Maturity Detail ($ in millions)
Asset Class	Amortized Cost	Net Unrealized Loss	Fair Value	Years to Maturity	Amortized Cost	Net Unrealized Loss	Fair Value

Office	$304	$(64)	$240	< 2	$281	$(13)	$268

Retail	286	(56)	230	2.1 – 3	47	(8)	39

Multifamily	148	(28)	120	3.1 – 4	64	(10)	53

Hotel	74	(16)	58	4.1 – 5	53	(6)	47

Industrial	42	(8)	34	5.1 – 7	257	(72)	185

Mixed use	18	(3)	14	7.1 – 10	227	(78)	149
Self storage	17	(4)	14	Total	$928	$(187)	$741

Mobile home	15	(3)	12

Healthcare	4	(1)	3

Other	20	(4)	16
Total	$928	$(187)	$741

•	Average loan to value of the underlying collateral is 69.2
•	Average subordination has improved to 26.7% from 24.5% at origination
•	Current percentage of defeased collateral is 11.4%
•	Average current collateral delinquency is 1.91%

(As of March 31, 2009)

Total Agency and Non-Agency RMBS: $2.8 Billion (27% of total portfolio)

Key Characteristics – Agency RMBS
•	Primarily pass-through securities issued by the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and the Government National Mortgage Association.

•	These securities have an
amortized cost of $2.4 billion with a net unrealized gain of $58 million.

Key Characteristics – Non-Agency RMBS
•	Non-Agency RMBS have an amortized cost
of $367 million with net unrealized loss of
$87 million
•	This sector includes prime, Alt-A and
subprime collateral.
•	Non-Agency RMBS is 89.6% AAA-rated as
detailed on the following slides

(As of March 31, 2009)

Rating by Vintage ($ in millions)	Rating by Vintage (%)

Fair Value ($ in millions)
Vintage	AAA	AA	A	BBB and lower	Total
2007	$23	$-	$-	$13	$36
2006	30	1	2	8	41
2005	89	1	-	-	90
2004	53	-	-	1	54
Other	57	3	-	-	59
Total	$251	$6	$2	$22	$280
Net Unrealized Loss ($ in millions)
Net Unrealized	$(71)	$(3)	$ -	$(13)	$(87)

Key Characteristics

•	89.6% AAA
•	154 securities
•	Weighted average life of 4.4 years
•	Book yield is 5.89%
•	Average price of 77% of par
•	Duration of 0.02

(As of March 31, 2009)

Maturity Detail ($ in millions)

Years to Maturity	Amortized Cost	Net Unrealized Loss	Fair Value

< 2	$93	$(16)	$77

2.1 – 3	20	(2)	17

3.1 – 4	43	(10)	34

4.1 – 5	92	(28)	64

5.1 – 7	63	(16)	47

7.1 – 10	40	(10)	30

>10	16	(5)	12
Total	$367	$(87)	$280

•	The fair value of securities with Subprime content is $23 million (Non-Agency RMBS $2 million and ABS $21 million).
•	The fair value of securities with Alt-A content is $97 million (Non-Agency RMBS $96 million and ABS $1 million).

Note: Our Alt-A and Subprime classification is determined by the underlying collateral, a security with any level of Alt-A or Subprime collateral is classified as such even if the collateral is majority prime.

(As of March 31, 2009)

Total Corporate Debt: $ 2.3 Billion (22% of total portfolio)

•	Average corporate debt rating of A
•	Weighted average life of 4.7 years
•	Duration of 3.3
•	Book Yield is 4.67%

*Medium-Term Notes provide access to European credit issuances.

(As of March 31, 2009)

Financials by Subsector: $1.1 Billion (10% of total portfolio)

•	Included in Financials are $205 million of FDIC guaranteed bonds

(As of March 31, 2009)

Top 10 Direct Financial Holdings ($ in millions)				Financials by Rating ($ in millions)
	Amortized Cost	Net Unrealized Loss	Fair Value		Amortized Cost	% of Amortized Cost	Net Unrealized Loss	Fair Value

General Electric	$108	$(6)	$102	AAA	$347	29%	$(9)	$339

JP Morgan Chase & Co	82	(5)	77	AA	328	27%	(35)	293

Wells Fargo & Co	84	(8)	76	A	443	37%	(50)	392

Bank of America	78	(19)	59	BBB and lower	86	7%	(26)	59
Citigroup Inc	63	(10)	53	Total	$1,204	100%	$(120)	$1,084

Morgan Stanley	45	(1)	44

American Express	31	1	30

HSBC Holdings	34	(6)	28

Goldman Sachs	31	(2)	28

Nationwide Building Society	20	-	20

(As of March 31, 2009)

Non-Financials By Subsector: $956 Million (9% of total portfolio)

Subsector Detail ($ in millions)
	Amortized Cost	% of Amortized Cost	Net Unrealized Gain/ (Loss)	Fair Value

Communications	$198	20%	$(4)	$194

Consumer cyclicals	105	11%	(4)	101

Consumer non cyclicals	189	19%	3	192

Electric	208	21%	(6)	202

Energy	119	12%	(3)	116

Industrial	77	8%	(1)	76

Natural gas	20	2%	(1)	19

REIT	4	1%	(1)	3

Technology	36	4%	-	36

Transportation	18	2%	(1)	17
Total	$973	100%	$(18)	$956

(As of March 31, 2009)

Top 10 Direct Non-Financial Holdings ($ in millions)				Non Financials by Rating ($ in millions)
	Amortized Cost	Net Unrealized Gain/ (Loss)	Fair Value		Amortized Cost	% of Amortized Cost	Net Unrealized Gain/ (Loss)	Fair Value

Verizon Communications	$56	$2	$58	AAA	$6	-	$-	$6

AT&T	50	-	50	AA	126	13%	1	127

Tokyo Electric Power Co Inc	45	(4)	41	A	512	53%	(4)	507

Procter & Gamble	40	1	41	BBB	330	34%	(15)	315
Duke Energy Corp	32	1	33	Total	$973	100%	$(18)	$956

Dominion Resources Inc	24	-	24

Comcast Corporation	24	(1)	23

IBM	20	-	20

Toyota Motor Corp	20	(1)	19

Consolidated Edison Inc	20	(1)	19

(As of March 31, 2009)

Medium-Term Notes ($ in millions)

	Amortized Cost	Net Unrealized Loss	Fair Value	% of Total Portfolio

Medium-Term Notes	$614	$(375)	$239	2.3

Fair Value by Region	Fair Value by Rating	Fair Value by Sector

•	Credit issuances accessed via medium-term notes which employ leverage
•	Current leverage 0.53 (For each unit of client capital an additional 0.53 of borrowed capital is employed)
•	Investment results driven by changes in credit spreads
•	Average yield of medium-term notes is LIBOR + 243bps

(As of March 31, 2009)

ABS by Subsector: $352 Million (3% of total portfolio)

Subsector Detail ($ in millions)
	Amortized Cost	% of Amortized Cost	Net Unrealized Loss	Fair Value

Auto ABS	$125	32%	$-	$125

CLO – debt tranches	57	15%	(18)	39

CDO	11	3%	(5)	6

Credit card	83	22%	(2)	81

Home equity & home improvement	27	7%	(5)	22

Other ABS	82	21%	(3)	80
Total	$385	100%	$(33)	$352

(As of March 31, 2009)

Maturity Detail ($ in millions)					Rating Detail ($ in millions)
Years to Maturity	Amortized Cost	% of Amortized Cost	Net Unrealized Loss	Fair Value		Amortized Cost	% of Amortized Cost	Net Unrealized Loss	Fair Value

< 2	$166	43%	$(3)	$163	AAA	$310	81%	$(12)	$299

2.1 – 3	37	10%	(2)	36	AA	1	-	(1)	-

3.1 – 4	42	11%	(4)	38	A	35	9%	(10)	24

4.1 – 5	66	17%	(11)	54	BBB and lower	40	10%	(11)	29
5.1 – 7	24	6%	(7)	16	Total	$385	100%	$(33)	$352

7.1 – 10	40	10%	(3)	36

>10	11	3%	(2)	9
Total	$385	100%	$(33)	$352

Vintage Detail ($ in millions)

Vintage	AAA	AA	A	BBB and lower	Total
2009	$27	-	-	-	$27
2008	95	-	-	-	95
2007	82	-	-	6	89
2006	62	-	-	6	68
Other	32	-	24	16	72
Total	$299	$-	$24	$29	$352

Net Unrealized Loss	$(12)	$-	$(10)	$(11)	$(33)

Key Characteristics

•	85% AAA
•	133 securities
•	Weighted average life of 3.13 years
•	Duration of 0.76
•	Book yield is 4.9%
•	Average price of 92% of par

(As of March 31, 2009)

Total Other Investments: $494 million (5% of total portfolio)

Key Characteristics

•	Short duration high yield fund – invests mainly in high yield bonds with an average maturity of 2.5 years and average rating of B+
•	Credit Funds – invest in non-investment grade credit and are currently comprised of 69% bank loans and 31% distressed debt
•	CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
•	Single Managers – invest in event driven, equity long short, and energy MLP strategies

(As of March 31, 2009)

Invested Assets ($ in millions)

$ in millions	Amortized Cost	Net Unrealized Loss	Fair Value
Fixed maturities	$8,981	$(742)	$8,239

Equities	127	(49)	78

Short-term investments	228	(2)	225
Total	$9,336	$(793)	$8,542